FEDERATED WORLD UTILITY FUND
(A Portfolio of World Investment Series, Inc.)
Class A Shares
Class B Shares
Class C Shares
Class F Shares

Supplement to Prospectuses dated January 31, 1998


On page 16 of the Class A Shares, Class B Shares, and Class C Shares prospectus, and page 13 of the Class F Shares prospectus, please add the following as the fifth paragraph under the section entitled Adviser's Background:


"Richard J. Lazarchic is the Fund's portfolio manager effective March 1998. Mr. Lazarchic joined Federated Investors in March 1998 as a Vice President. From May 1979 through October 1997, Mr. Lazarchic was employed with American Express Financial Corp., initially as an Analyst and then as a Vice President/Senior Portfolio Manager. Mr. Lazarchic is a Chartered Financial Analyst. He received his M.B.A. from Kent State University."


                                                                  March 30, 1998

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     Cusip 981487101
     Cusip 981487309
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     Cusip 981487200
     G01174-06(3/98)
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CMR803104